EXHIBIT (10)(b)


                             STOCK SALE AGREEMENT

               THIS AGREEMENT is made on April 16, 1997, by and among Fieldstone Advantage Company, a Michigan corporation ("Seller A"), and Flagstone Advantage Company, a Michigan corporation ("Seller B"; Seller A and Seller B each being referred to as a "Seller"), and Pulte Corporation, a Michigan corporation (the "Company").

                                   RECITALS

        A. Seller A is the holder, as transferee from James Grosfeld and Nancy Grosfeld (the "Grosfelds"), of 1,600,000 shares of the Common Stock, par value $0.01, of the Company held of record by the Grosfelds jointly, and Seller B is the holder, as transferee from the Grosfelds, of 725,000 shares of such Common Stock held of record by the Grosfelds jointly; the shares held by the Sellers constituting approximately 9.9% of such Common Stock outstanding.

        B. Each Seller desires to sell to the Company, and the Company desires to purchase from such Seller, all of such Seller's shares of such Common Stock (its "Shares"), upon the terms and conditions provided herein.

        Therefore, the parties agree as follows:

        1.     Sale of Shares.

               Simultaneously with the execution of this Agreement:

               (a) Seller A is selling, assigning, transferring and conveying to the Company, and the Company is purchasing from Seller A, all of Seller A's Shares for an aggregate price of $50,224,000 (the "Sale Price for Sellers A's Shares");

               (b) Seller B is selling, assigning, transferring and conveying to the Company, and the Company is purchasing from Seller B, all of Seller B's Shares for an aggregate price of $22,757,750 (the "Sale Price for Seller B's Shares");

               (c) Each Seller is tendering to the Company certificates representing its Shares together with (i) appropriate endorsements or assignments separate from certificate conveying such Shares from the Grosfelds to it with the Grosfelds' signatures guaranteed by a bank or broker and (ii) appropriate endorsements or assignments separate from certificate conveying such Shares from such Seller to the Company with such Seller's signature guaranteed by a bank or broker;

               (d) Each Seller is delivering to the Company (i) certified copies of its Articles of Incorporation, By-laws and corporate resolutions related to this Agreement and the sale of its Shares, (ii) an incumbency certificate and (iii) an opinion of its counsel; and

               (e) the Company is paying to each Seller the Sale Price for such Seller's Shares by Company check in the amount of such Sale Price.

        2.     Representations, Warranties and Acknowledgments of the Sellers.

               (a) Each Seller hereby represents and warrants to the Company that:

                 (i) Such Seller is the lawful and beneficial owner of its Shares, and is transferring good title to its Shares to the Company, free and clear of any pledges, liens, encumbrances, claims or other charges of any kind, including, without limitation, any agreements, commitments or rights of any character granted to any person, firm or corporation;

                (ii) No other party has any right, title, interest or claim in or with reference to any of its Shares;

               (iii) Such Seller has the right and power to execute this Agreement and to sell, transfer and assign its Shares pursuant to this Agreement; and

                (iv) James Grosfeld, who is a shareholder and officer of such Seller and has advised such Seller in connection with the sale of its Shares, was until yesterday a director of the Company and is familiar with the business of the Company; James Grosfeld has had the full opportunity to make his own determination of the value of such Seller's Shares, and has done so without relying on any expressions, representations or statements of the Company; and Grosfeld and such Seller have been represented by independent counsel who has advised them with respect to this Agreement and the sale of such Seller's Shares to the Company.

               (b) Each Seller acknowledges and agrees that:

                (i) From and after the date hereof it shall have no right to vote its Shares for any purpose whatsoever, or to receive dividends or other corporate distributions with respect to its Shares or have any other rights of a shareholder with respect to its Shares; and

               (ii) The Sale Price for such Seller's Shares is a fair and equitable price for its Shares.

        3.     Representations and Warranties of Company

        Company hereby represents and warrants to each Seller that:

        (a) This Agreement, and the transactions herein contemplated, have been approved by the Company's Board of Directors; and

        (b) Neither the execution nor the performance by the Company of this Agreement requires consent or approval of any governmental or regulatory authority or any other person or entity and this Agreement does not conflict with, violate or breach any provision of, or constitute a default under, the Company's Articles of Incorporation or By-Laws or any document, agreement, commitment or obligation to which the Company or any of its significant subsidiaries is a party.

        4.     Miscellaneous.

               4.1 Successor and Assigns. This Agreement is binding on and inures to the benefit of and is enforceable by the parties to this Agreement and their respective successors and assigns.

               4.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Michigan.

               4.3 Entire Agreement; Amendment. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter of this Agreement and may not be modified or amended except by agreement in writing signed by the party against whom enforcement is sought.

               4.4 Counterparts. This Agreement may be executed in counterparts, which together shall be deemed an original of this Agreement.

               4.5 Interpretation. The captions and headings contained in this Agreement are solely for convenience of reference and shall not affect the interpretation of any provision of this Agreement.

               4.6 Survival. The warranties and representations of Section 2 hereof shall survive the execution of this Agreement and the consummation of the transaction contemplated hereby.

        IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

                                            FIELDSTONE ADVANTAGE COMPANY,
                                            a Michigan corporation

                                            By:
                                                -------------------------
                                            Its:
                                                -------------------------


                                            FLAGSTONE ADVANTAGE COMPANY,
                                            a Michigan corporation

                                            By:
                                                -------------------------

                                            Its:
                                                -------------------------


                                            PULTE CORPORATION,
                                            a Michigan corporation

                                            By:
                                                -------------------------

                                            Its:
                                                -------------------------


        The undersigned, the Grosfelds referred to in the foregoing Agreement, as an inducement to Pulte Corporation to enter into such Agreement, hereby jointly and severally guarantee to Pulte Corporation the accuracy of each the representations, warranties and acknowledgments of the Sellers set forth in Section 2 of such Agreement.

                                            -------------------------
                                            James Grosfeld


                                            -------------------------
                                            Nancy Grosfeld